UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 10, 2007

THE TRIZETTO GROUP, INC

(Exact name of registrant as specified in its charter)

Delaware	000-27501	33-0761159
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

567 San Nicholas Drive, Suite 360 Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 719-2200

Former Name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 – Completion of Acquisition or Disposition of Assets

On January 16, 2007, The TriZetto Group, Inc. (“TriZetto”), a Delaware corporation, filed with the Securities and Exchange Commission (the “Commission”) a Current Report on Form 8-K (the “Initial 8-K Report”) with respect to its acquisition of Quality Care Solutions, Inc. (“QCSI”), a Nevada corporation, pursuant to the terms of that certain Agreement and Plan of Merger dated as of September 13, 2006 (the “Merger Agreement”). As a result of the acquisition, Quartz Acquisition Corp., a Delaware corporation and wholly owned subsidiary of TriZetto, was merged with and into QCSI and QCSI became a wholly owned subsidiary of TriZetto. The acquisition was completed on January 10, 2007.

On March 27, 2007, we filed financial statements for QCSI and pro forma financial information required under Item 9.01 of Form 8-K on a Form 8-K/A. This Amendment No. 2 of the Initial 8-K Report includes updated financial statements of QCSI and pro forma financial information through December 31, 2006.

Item 9.01 – Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

•	The following financial statements of Quality Care Solutions, Inc. are being filed with this report as Exhibit 99.1:

•	Report of Independent Registered Public Accounting Firm;

•	Balance Sheets as of December 31, 2006 and 2005;

•	Statements of Operations for the years ended December 31, 2006, 2005 and 2004;

•	Statements of Cash Flows for the years ended December 31, 2006, 2005 and 2004;

•	Statements of Stockholders’ Equity for the years ended December 31, 2006, 2005 and 2004; and

•	Notes to Financial Statements.

(b)	The following pro forma financial information is being filed with this report as Exhibit 99.2:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2006;

•	Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2006;

•	Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2005; and

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

The unaudited pro forma condensed combined financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what TriZetto’s financial position or results of operations actually would have been had TriZetto completed the acquisition as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company.

(d)	Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of September 13, 2006, by and between The TriZetto Group, Inc., a Delaware corporation, Quality Care Solutions, Inc., a Nevada corporation, Quartz Acquisition Corp., a Delaware corporation and wholly owned subsidiary of TriZetto, and the Representative names therein (Incorporated by reference to Exhibit 2.1 of TriZetto’s Form 8-K as filed with the SEC on January 16, 2007, File No. 000-27501)

23.1	Consent of McGladrey & Pullen, LLP

99.1	Financial Statements listed in Item 9.01(a)

99.2	Pro Forma Financial Information listed in Item 9.01(b)

99.3	Press release issued by The TriZetto Group, Inc. dated January 11, 2007 (Incorporated by reference to Exhibit 99.1 of TriZetto’s Form 8-K as filed with the SEC on January 16, 2007, File No. 000-27501)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TRIZETTO GROUP, INC.

Date: June 22, 2007	By	/s/ Ronald Lee Scarboro
Ronald Lee Scarboro Vice President of Financial Accounting and Corporate Services

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of September 13, 2006, by and between The TriZetto Group, Inc., a Delaware corporation, Quality Care Solutions, Inc., a Nevada corporation, Quartz Acquisition Corp., a Delaware corporation and wholly owned subsidiary of TriZetto, and the Representative names therein (Incorporated by reference to Exhibit 2.1 of TriZetto’s Form 8-K as filed with the SEC on January 16, 2007, File No. 000-27501)

23.1	Consent of McGladrey & Pullen, LLP

99.1	Financial Statements listed in Item 9.01(a)

99.2	Pro Forma Financial Information listed in Item 9.01(b)

99.3	Press release issued by The TriZetto Group, Inc. dated January 11, 2007 (Incorporated by reference to Exhibit 99.1 of TriZetto’s Form 8-K as filed with the SEC on January 16, 2007, File No. 000-27501)